Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes [Abstract]
Income Taxes
7.	Income Taxes

Loss before income taxes is comprised of (in thousands):

	Years Ended December 31,
	2017	2016	2015
	(as revised)
United States	$(108,691)	$(83,217)	$(61,422)
Foreign	(11,593)	—	—
Loss before income tax expense	$(120,284)	$(83,217)	$(61,422)

The provision (benefit) for income taxes is comprised of (in thousands):

	Years Ended December 31,
	2017	2016	2015
Current:
Federal	$—	$—	$—
State	1,041	—	—
Foreign	234	—	—
Total current	1,275	—	—

Deferred:
Federal	—	—	—
State	—	—	—
Foreign	—	—	—
Total deferred	—	—	—
Income tax expense	$1,275	$—	$—

There is no provision for income taxes for the years ended December 31, 2016 and 2015 because we have historically incurred net operating losses and we maintain a full valuation allowance against our net deferred tax assets.

We have taxable income for the year ending December 31, 2017 primarily due to the income we recognized from our Novartis collaboration. We recorded income tax expense of $1.3 million for the year ended December 31, 2017, which primarily consists of state and foreign income tax.

The reconciliation between our effective tax rate on loss from continuing operations and the statutory U.S. tax rate is as follows (in thousands):

	Years Ended December 31,
	2017		2016		2015
	(as revised)
Pre-tax loss	$(120,284)		$(83,217)		$(61,422)
Statutory rate	(42,099)	35.0%	(29,126)	35.0%	(21,498)	35.0%
State income tax net of federal benefit	(2,371)	2.0%	(4,099)	4.9%	(3,194)	5.2%
Impact of foreign tax rate differential	4,072	(3.4)%	—	0.0%	—	0.0%
Net change in valuation allowance	(18,917)	15.7%	43,438	(52.1)%	30,857	(50.2)%
Tax credits	4,189	(3.5)%	(11,007)	13.2%	(6,187)	10.0%
IPO/Deconsolidation adjustment	37,911	(31.5)%	—	0.0%	—	0.0%
Tax Cut and Jobs Act	19,046	(15.8)%	—	0.0%	—	0.0%
Nondeductible items and other	(556)	0.5%	794	(1.0)%	22	0.0%
Effective rate	$1,275	(1.0)%	$—	0.0%	$—	0.0%

Significant components of our deferred tax assets and liabilities as of December 31, 2017 and 2016 are as follows (in thousands):

	December 31,
	2017	2016
Deferred Tax Assets:	(as revised)
Net operating loss carryovers	$1,157	$48,813
Tax credits	29,334	30,057
Stock-based compensation	7,515	6,620
Deferred revenue	29,256	—
Other	240	1,251
Total deferred tax assets	67,502	86,741

Deferred Tax Liabilities:
Intangible assets	(125)	(281)
Total deferred tax liabilities	(125)	(281)
Valuation allowance	(67,377)	(86,460)

Net deferred tax assets and liabilities	$—	$—

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act of 2017, or Tax Act.  The Tax Act makes broad and complex changes to the U.S. tax code. The changes include, but are not limited to, reducing the U.S. federal corporate tax rate from 35% to 21%, imposing a mandatory one-time transition tax on certain unrepatriated earnings of foreign subsidiaries, introducing bonus depreciation that will allow for full expensing of qualified property, eliminating the corporate alternative minimum tax, or AMT, and changing how existing AMT credits can be realized, and modifying or repealing many business tax deductions and credits.

As a result of the tax rate reduction, we remeasured our existing net U.S. deferred tax assets using the enacted rate and other known existing changes to the tax code.  This resulted in a total decrease in these assets by $19.1 million, the tax effect of which was fully offset by a decrease in the valuation allowance.

As a result of the repeal of the corporate AMT, we recorded a $0.5 million long-term income tax receivable related to our 2017 estimated AMT liability because under the Tax Act, AMT tax credits are now refundable from 2018 through 2021. The net effect of the repeal of the corporate AMT on our income tax provision is zero.

In accordance with the Securities and Exchange Commission Staff Accounting Bulletin No. 118, we provided our best estimate of the impact of the Tax Act in the period ended December 31, 2017 based on our understanding of the Tax Act and guidance available as of the date of this filing.  We have recognized provisional tax impacts related to deemed repatriated earnings, the revaluation of our deferred tax assets and the impact of the repeal of the corporate AMT.  Our preliminary analysis resulted in no deemed repatriation amount under Section 965(a) and no net financial statement impact from the revaluation of our deferred tax assets due to the change in the corporate tax rate and no net financial statement impact due to the repeal of the corporate AMT. The ultimate impact may differ materially from these provisional amounts due to, among other things, additional analysis, changes in our interpretations and assumptions, additional regulatory guidance that may be issued, and other actions we may take as a result of the Tax Act.

Prior to the completion of our IPO we filed our tax returns on a consolidated and combined basis with Ionis for federal and state income tax purposes, respectively. For financial statement purposes when we are required to file on a consolidated or combined basis, we calculate our income tax amounts, including net operating losses and tax credit carryforwards, using a separate return methodology which determines income taxes as if we were a separate taxpayer from Ionis.  Effective July 19, 2017, the date of our IPO, we are no longer included in the consolidated federal income tax return with Ionis. We determined the amount of federal tax attributes, primarily net operating losses and tax credit carryforwards, that transferred to us upon deconsolidation from Ionis.

We are still required to file most of our state tax returns on a consolidated or combined basis with Ionis.  Therefore, for financial statement purposes we calculated our state income tax amounts using the separate return method.  We have not yet determined the amount of state tax attributes, primarily net operating losses and tax credit carryforwards, which we would retain if we were to deconsolidate for state tax purposes from Ionis.

At December 31, 2017, we had federal and state tax net operating loss carry forwards on a separate basis of approximately $5.3 million and $1.2 million, respectively, available to reduce future taxable income, if any. If not realized, the federal and state loss carryforwards will begin to expire in years 2034 and 2027, respectively. We also have federal research and development tax credit carry forwards of approximately $33.3 million that will begin to expire in 2034.

Utilization of the net operating loss carry forwards and credits may be subject to an annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitation may result in the expiration of net operating losses and credits before utilization.

We record a valuation allowance to reduce the balance of our net deferred tax assets to the amount we believe is more-likely-than-not to be realized. We have incurred financial statement losses since inception and as a result we have a full valuation allowance recorded against our net deferred tax assets. We regularly assess the future realization of our net deferred tax assets and will reduce the valuation allowance in any such period in which we determine that all, or a portion, of our deferred tax assets are more-likely-than-not to be realized.

Our valuation allowance decreased by $19.1 million from December 31, 2016 to December 31, 2017. The decrease relates primarily to the remeasurement of our net deferred tax assets as required by the Tax Act and the impact from our deconsolidation from Ionis, offset partially by increases from current year activity.

Historically, we recognized excess tax benefits associated with stock-based compensation to stockholders' equity only when realized. We followed the with and without approach excluding any indirect effects of the excess tax deductions to determine when we should realize excess tax benefits relating to stock-based compensation. Under this approach, we do not realize our excess tax benefits related to stock-based compensation until after we utilize all our other tax benefits available to us.

In March 2016, the FASB issued amended guidance to simplify certain aspects of stock-based payment accounting. Under the amended guidance, we will recognize excess tax benefits and tax deficiencies as income tax expense or benefit in our consolidated statement of operations on a prospective basis. As we have a valuation allowance, this change will impact our net operating loss carryforward and the valuation allowance disclosures.

We analyze our filing positions in all the U.S. federal, state and foreign jurisdictions where we are required to file income tax returns to determine if we have any uncertain tax positions on any income tax returns. We recognize the impact of an uncertain tax position on an income tax return at the largest amount that the relevant taxing authority is more-likely-than not to sustain upon audit. We do not recognize a tax benefit if the position has a less than 50 percent likelihood of being sustained upon examination.

The following table summarizes our gross unrecognized tax benefits (in thousands):

	Years Ended December 31,
	2017	2016	2015
Beginning balance of unrecognized tax benefits	$5,012	$1,766	$138
Additions related to the current year	1,723	3,246	1,628
Decreases related to prior year tax positions	(1,734)	—	—
Ending balance of unrecognized tax benefits	$5,001	$5,012	$1,766

Due to our valuation allowance, there are no unrecognized tax benefits at December 31, 2017 that would impact our effective tax rate, if recognized.

We do not foresee any material changes to our gross unrecognized tax benefits within the next twelve months.

We recognize interest and/or penalties related to income tax matters in income tax expense. We did not recognize any accrued interest and penalties related to gross unrecognized tax benefits during the year ended December 31, 2017.

We are subject to taxation in the United States and various state and foreign jurisdictions. The tax years for 2014 through 2016 are subject to examination by the U.S. federal, state and foreign tax authorities.